EXHIBIT 24.1


                                POWER OF ATTORNEY

      WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

      WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary and appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

      NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint Robert S. McClain as his true and lawful attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 6th day of April, 2000.


                                           /s/ JAMES K. ABCOUWER
                                               James K. Abcouwer

                                POWER OF ATTORNEY

      WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Stoage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

      WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K"), with any and all amendedments thereto, in each case as may be necessary and appropriate, together with any and all exhibits and other documents relating to such form 10-K.

      NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint Robert S. McClain as his true and lawful attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this instrument on this 13th day of April, 2000.



                                           /s/ DONALD K. ELDERT
                                               Donald K. Eldert

                                POWER OF ATTORNEY

      WHEREAS, Market Hub Partners Storage, L.L.C., a Delaware limited liability company ("MHP Storage GP"), is the general partner of Market Hub Partners Storage, L.P., a Delaware limited partnership ("MHP Storage"); and

      WHEREAS, MHP Storage intends to file with the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, an Annual Report on Form 10-K for the year ended December 31, 1999 (the "Form 10-K"), with any and all amendments thereto, in each case as may be necessary and appropriate, together with any and all exhibits and other documents relating to such Form 10-K.

      NOW, THEREFORE, the undersigned, in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP does hereby appoint Robert S. McClain as his true and lawful attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead in his capacity as a manager, director or officer, or any combination thereof, as the case may be, of MHP Storage GP, said Form 10-K and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned in any and all capacities whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorney.

      IN WITHESS WHEREOF, the undersigned has executed this instrument on this 13th day of April, 2000.



                                           /s/ JAMES M CLARKE
                                               James M Clarke